                                                       This document
                                                       contains 6
                                                       pages. The Exhibit
                                                       Index is located on
                                                       page 4.

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported) November 25, 1996

                   ML Revolving Home Equity Loan Trust 1996-1
              (Name of Trust issuing ML Revolving Home Equity Loan
                    Asset Backed Certificates, Series 1996-1)


                          MLCC Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                      33-84894          59-3247986
(State or Other Jurisdiction         (Commission     (I.R.S. Employer
     of Incorporation)               File Number)    Identification No.)


                          MLCC Mortgage Investors, Inc.
                            4802 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484
                           Attention: General Counsel
                         (Address of Principal Executive
                              Offices and Zip Code)

Registrant's telephone number, including area code (904) 928-6000
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Item 7.  Financial Statements and Exhibits.


(c)      Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                              Description
         -----------                              -----------
            19.1                        Servicing Certificate and Statement to
                                        Certificateholders for ML Revolving Home
                                        Equity Loan Asset Backed Certificates,
                                        Series 1996-1, for the November 25, 1996
                                        distribution pursuant to Sections 4.01
                                        and 5.03 of the Pooling and Servicing
                                        Agreement among Merrill Lynch Credit
                                        Corporation, as Servicer, MLCC Mortgage
                                        Investors, Inc., as Seller, and Bankers
                                        Trust Company of California, N.A., as
                                        Trustee, dated as of April 1, 1996.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, Merrill Lynch Credit Corporation, as Servicer and on behalf of the registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MERRILL LYNCH CREDIT
                                         CORPORATION, as Servicer
                                         and on behalf of MLCC
                                         MORTGAGE INVESTORS, INC.



                                By:     /s/ Steven T. Hardy
                                     ------------------------------------------
                                         Name:  Steven T. Hardy
                                         Title: Vice President and
                                                Controller

Dated:   11/25/96

                                  Exhibit Index

         Exhibit No.                                                       Page
         -----------                                                       ----
            19.1           Servicing Certificate and Statement to
                           Certificateholders for ML Revolving Home
                           Equity Loan Asset Backed Certificates,
                           Series 1996-1                                    5

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